SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

January 17, 2008

MOBILEPRO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 202
Bethesda, MD 20817

  (Address of principal executive offices) (Zip Code)

(301) 315-9040

  (Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2008 Christopher W. MacFarland resigned as a director of the Registrant (“Mobilepro”) due to the pending sale of McLeodUSA, in which Mr. MacFarland serves as Group Vice President and Chief Technology Officer, to PaeTec Communications, a telecommunications provider and potential competitor of Mobilepro, in which he is likely to be an officer. Mr. MacFarland’s resignation is to be effective on January 31, 2008. On January 17, 2008 Martin Gray, President of ProGames Network, Inc., an Internet gaming subsidiary of Mobilepro, resigned to pursue other interests. Jack W. Beech, Jr., now Chief Technology Officer of ProGames, and formerly President of our first ISP subsidiary, DFW Internet Services, Inc., which we acquired January 22, 2004, will assume his duties as President of ProGames.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Jay O. Wright
Jay O. Wright
Chief Executive Officer
MOBILEPRO CORP.

Date: January 23, 2008